Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement, dated as of July 30, 2010 (this “Amendment”), to Credit Agreement, dated as of August 11, 2008 (as amended by that certain Waiver and Amendment No. 1 to Credit Agreement dated as of May 26, 2009, and as hereafter amended, restated or otherwise modified, the “Credit Agreement”) is entered into by and among PERFUMANIA HOLDINGS, INC. (f/k/a E Com Ventures, Inc.), a Florida corporation (“Perfumania Holdings”), QUALITY KING FRAGRANCE, INC., a Delaware corporation (“QKF”), SCENTS OF WORTH, INC., a Florida corporation (“Scents of Worth”), FIVE STAR FRAGRANCE COMPANY, INC., a New York corporation (“Five Star Fragrance”), DISTRIBUTION CONCEPTS, LLC, a Florida limited liability company (“Distribution Concepts”), NORTHERN GROUP, INC., a New York corporation (“Northern Group”), PERFUMANIA, INC., a Florida corporation (“Perfumania”), MAGNIFIQUE PARFUMES AND COSMETICS, INC., a Florida corporation (“Magnifique Parfumes”), TEN KESEF II, INC., a Florida corporation (“Ten Kesef”) and PERFUMANIA PUERTO RICO, INC., a Puerto Rico corporation (“Perfumania PR”) (Perfumania Holdings, QKF, Scents of Worth, Five Star Fragrance, Distribution Concepts, Northern Group, Perfumania, Magnifique Parfumes, Ten Kesef and Perfumania PR are sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”); the other Credit Parties signatory thereto (each a “Credit Party” and, collectively, the “Credit Parties”); and General Electric Capital Corporation, for itself, as Lender, and as Agent for Lenders (in such capacity, “Agent”), and the other Lenders signatory hereto.

RECITALS

A. Borrowers, Agent and Lenders are desirous of making a specific amendment to the Credit Agreement, as and to the limited extent expressly set forth herein.

B. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, Agent and Lenders hereby agree as follows:

1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2. Amendment. Effective as of July 12, 2010, Annex A of the Credit Agreement is hereby amended by deleting the following sentence from the definition of “LIBOR Rate”:

“Notwithstanding the foregoing, the LIBOR Rate shall in no event be less than 2.00%.”

3. Conditions Precedent to Effectiveness. The effectiveness of the specific amendment set forth in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent:

3.1. Amendment. This Amendment shall have been duly executed and delivered by the Borrowers, each other Credit Party, Agent and each of the Lenders.

3.2. No Default. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

4. Reference to and Effect Upon the Credit Agreement and other Loan Agreements.

4.1. Except for the specific amendment in Section 2 above, the Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

4.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or any amendment or modification of any term or condition of the Credit Agreement (except for the specific amendment set forth in Section 2 above) or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or Lenders now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

5. Acknowledgment and Consent of Credit Parties. Each Credit Party hereby consents to this Amendment and hereby confirms and agrees that (a) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, and (b) the Liens granted by such Credit Party on all Collateral of such Credit Party continue to secure the payment of all of the Obligations.

6. Release. Borrowers and the other Credit Parties hereby waive, release, remise and forever discharge Agent, Lenders and each other Indemnified Person from any and all actions, causes of action, suits or other claims of any kind or character, known or unknown, which any Borrower or Credit Party ever had, now has or might hereafter have against Agent, any Lender or any other Indemnified Person which relate, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Indemnified Person on or prior to the date hereof arising out of, in connection with, or otherwise relating to, the Loan Documents or any matter in connection therewith.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

8. Costs and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrowers shall pay on demand the reasonable fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS:

PERFUMANIA HOLDINGS, INC. (f/k/a E Com Ventures, Inc.)
QUALITY KING FRAGRANCE, INC.
SCENTS OF WORTH, INC.
FIVE STAR FRAGRANCE COMPANY, INC.
DISTRIBUTION CONCEPTS, LLC
NORTHERN GROUP, INC.
PERFUMANIA, INC.
MAGNIFIQUE PARFUMES AND COSMETICS, INC.
TEN KESEF II, INC.
PERFUMANIA PUERTO RICO, INC.

By:
Name:
Title:

[Signature Page – Amendment No. 2 to Perfumania Credit Agreement]

The following Persons are signatories to this Amendment in their capacity as Credit Parties.

FLOWING VELVET, INC.
ALADDIN FRAGRANCES, INC.
NICHE MARKETING GROUP, INC.
MODEL REORG ACQUISITION LLC
JACAVI, LLC
NORTHERN AMENITIES, LTD.
NORTHERN BRANDS, INC.
PERFUMANIA.COM, INC.

By:
Name:
Title:

[Signature Page – Amendment No. 2 to Perfumania Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

By:
Duly Authorized Signatory

[Signature Page – Amendment No. 2 to Perfumania Credit Agreement]

WACHOVIA BANK NATIONAL ASSOCIATION

By:
Name:
Title:

[Signature Page – Amendment No. 2 to Perfumania Credit Agreement]

BANK OF AMERICA, N.A.

By:
Name:
Title:

[Signature Page – Amendment No. 2 to Perfumania Credit Agreement]

TD BANK, N.A.

By:
Name:
Title:

[Signature Page – Amendment No. 2 to Perfumania Credit Agreement]

UNION BANK OF CALIFORNIA

By:
Name:
Title:

[Signature Page – Amendment No. 2 to Perfumania Credit Agreement]

RBS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc.

By:
Name:
Title:

[Signature Page – Amendment No. 2 to Perfumania Credit Agreement]

BANK LEUMI USA

By:
Name:
Title:

[Signature Page – Amendment No. 2 to Perfumania Credit Agreement]